Exhibit 10.43

PROMISSORY NOTE

$22,400.00 USD

June 2,2017

     FOR VALUE RECEIVED, Bravo Multinational Incorporated, (hereinafter referred to as the "Maker"), located at 590 York Road Unit 3, Niagara On The Lake, Ontario Canada, promises to pay to the order of Toghrol Dindoust ("Holder"), or assigns, 2900 Hwy 7 West Suite 419, Vaughan, Ontario Canada or at such other place as the Holder may from time to time designate in writing to the Maker, in lawful money of the United States of America, the principal sum of twenty two thousand dollars US ($22,400.00), at a rate of interest thereon from the date of this note at Eight percent interest (8%) per annum.

     Payments of interest shall be made on a quarterly basis from the date of this Note until maturity.  This Note shall mature Twenty Four (24) months from the date of this Note, and shall be paid as follows: there shall be a final Principal balloon payment made to the Holder of twenty two thousand eight hundred forty eight dollars US ($22,848.00), on or before June 2, 2019, at which time all principle and accrued interest shall be payable in full.

     Any payment of principal or interest on this Note that is not made when due, as herein provided, shall bear interest at the same rate specified above.  In the event any payment is not made within five (5) days of its due date, the Maker shall pay a late charge of five (5%) percent of the amount of the payment, provided that only one (1) such late charge may be collected on any particular payment however long that payment shall remain past due.

     The indebtedness evidenced by this Note may be prepaid in whole or in part at any time without penalty or premium after thirty (30) days prior notice to the Holder, during which time the Holder shall be entitled to convert this Note into shares of Common Stock of the Maker as hereinafter provided.

     If from any  circumstances whatsoever fulfillment of any provision of this Note at the time performance of such provision shall be due shall involve transcending the limit prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note or under any other instrument evidencing or securing the indebtedness evidenced hereby, that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity.

     Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of nonpayment and all other notices are hereby waived by Maker.  No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past due installment, or indulgences granted from time to time shall be construed (1) as a novation of this Note or as a restatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of the Holder thereafter to insist upon strict compliance with the term of this Note, or (2) to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law; and Maker hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.  No extension of the time for the payment of this Note or any installment due hereunder, made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of the Maker under this Note, either in whole or in part, unless the Holder agrees otherwise in writing.  This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     Maker hereby waives and renounces for itself, its heirs, successors and assigns, all rights to the benefits of any statute of limitations, any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement and exemption now provided, or which may hereafter by provided, by the Constitution and laws of the United States of America and of the State of Florida, against the enforcement and collection of the obligations evidenced by this Note except as described above.

    This Note shall be at any time convertible upon receipt of written notice received at the office of Maker, and at such other place or places, if any, as the Board of Directors of the Maker may designate, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Maker.  The number of shares of Common Stock issuable upon conversion of this Note shall be equal to the amount of principle and interest for which a notice of conversion is sent divided by the Conversion Price in effect at the time of conversion determined as hereinafter provided.  The price at which shares of Common Stock shall be delivered upon conversion (the “Conversion Price”) shall be initially fifty-six cents ($0.56) per share of Common Stock; provided, however, that such Conversion Price shall be subject to adjustment from time to time in certain instances as hereinafter provided.  No payment or adjustment shall be made in respect of dividends previously declared and paid on the Common Stock upon conversion of part or all of this Note into shares of Common Stock.  If the Maker elects to prepay part or all of this Note, such right of conversion shall cease and terminate, as to the portion designated for prepayment, at the close of business on the prepayment date, unless the Maker defaults in the prepayment. Further, if conversion is designated, only the face amount of the Note herein shall be used to calculate the number of shares issued hereunder.  No fractional shares of Common Stock will be issued, and instead the number of shares of Common Stock to be issued on conversion of this Note will, to the extent necessary, be rounded up to the nearest whole number of shares.

     Before the Holder of this Note shall be entitled to convert the same into Common Stock, the Holder shall surrender this Note to the Maker, duly endorsed to the Maker, at the office of the Maker or at  such other place or places, if any, as the Board of Directors of the Maker has designated, and shall give written notice of ‘Order To Convert’ to the Maker at said office or place that it elects to convert the same and shall state in writing therein the name or names (with addresses) in which it wishes the Common Stock to be issued.  The Maker will, immediately thereafter, issue and deliver at said office or place to such Holder, or to its nominee or nominees, the issuance resolution for the number of full shares of Common Stock to which it shall be entitled as aforesaid.  This Note shall be deemed to have been converted, as of the close of business, on the date of the surrender of the Note for conversion as provided above, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the close of business on such date.  In the event part or all of this Note is presented for conversion, the Holder of this Note will be entitled to receive all interest on this Note which has accrued to the date of conversion on that portion of the Note which is converted, which interest will, at the Holder’s election, be payable on the next regularly scheduled interest payment date on this Note or converted into shares of Common Stock.

     The Conversion Price in effect at any time shall be subject to adjustment as follows:

(i)

In case the Maker shall (A) declare a dividend on its Common Stock in shares of Its capital stock, (B) subdivide its outstanding shares of Common Stock, (C) combine its outstanding shares of Common Stock into a smaller number of shares , or (D) issue by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Maker is the continuing corporation) any shares of its capital stock, the Conversion Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that if this Note is surrendered for conversion after such time, the Holder shall be entitled to receive the kind and amount of shares of Common Stock which it would have owned or have been entitled to receive had this Note been converted immediately prior to such time .  Such adjustment shall be made successively whenever any event listed above shall occur.

(ii)

In case the Maker shall distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Maker is the continuing corporation) evidences of its indebtedness or assets (excluding dividends or other distributions paid out of earned surplus), the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the fair market value (as determined by the Board of Directors of the Maker, whose determination shall be conclusive and described in a Board Resolution of the Maker filed with the Transfer Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock on the date fixed for such determination, such adjustment to become effective immediately prior to the opening of business of the day following the date fixed for the determination of stockholders entitled to receive such distribution.

(iii)

For the purpose of any computation under paragraph (ii) above, the “Current Market Price” on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for 20 consecutive business days selected by the Maker commencing 35 business days before such date.  The closing price for each day shall be the last sale price or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case on the New York Stock Exchange or OTC Markets or, if the Common Stock is not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if it is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc., selected from time to time by the Maker for that purpose, or, if no member of the National Association of Securities Dealers, Inc. furnishes a bid or ask price for the Common Stock, the book value of the Common Stock as determined from an unaudited balance sheet of the Maker prepared according to generally accepted accounting principles as of a date which is 90 days preceding the date of the conversion.

(iv)

All calculations under this paragraph (6) shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(v)

In case of any consolidation or merger of the Maker with or into any other corporation (other than a consolidation or merger in which the Maker is the continuing corporation), or in case of any sale or transfer of all or substantially all of the assets of the Maker, the Holder of this Note shall after such consolidation, merger, sale or transfer have the right to convert this Note into the kind and amount of shares of stock and other securities and property which such holder would have been entitled to receive upon such consolidation, merger, sale or transfer if he had held the Common Stock issuable upon the conversion of this Note immediately prior to such consolidation, merger, sale or transfer.

 (vi)       In the event that at any time, as a result of an adjustment made pursuant to paragraph (i) above, the holder of this Note surrendered for conversion shall become entitled to receive any securities other than shares of Common Stock, thereafter the amount of such other securities so receivable upon conversion of this Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in paragraphs (i) to (v), inclusive, above, and the provisions of this paragraph (6) with respect to the Common Stock shall apply on like terms to any such other securities.

(vi) No adjustment in the Conversion Price shall be required unless such adjustment  would require a change of at least 1% in such price; provided, however, that any   adjustments which by reason of this paragraph (vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

'

Whenever the Conversion Price is adjustable as herein provided, the Market shall notify the Holder of this Note of the change in the Conversion Price within 30 days of any such change.

The Maker will at all times reserve, keep available and be prepared to issue, free from any preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of effecting conversion of this Note, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Notes.  The Maker shall from time to time, in accordance with the laws of the State of Delaware, endeavor to amend its Articles of Incorporation to increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall be not sufficient to permit the conversion of this Note and all other securities of the Maker which are convertible into Common Stock. The Maker shall, if any share of Common Stock required to be reserved for issuance upon conversion of this Note pursuant to this paragraph require registration with or approval of any governmental authority under any Federal or state law before such shares may be issued upon such conversion endeavor to cause such shares to be so registered or approved as expeditiously as possible.

The Maker will pay any and all transfer taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of this Note pursuant hereto.  The Maker shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or transfer and delivery of shares of Common Stock in a name other than that in which this Note so converted was originally issued, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Maker the amount of any such tax or has established to the satisfaction of the Maker that such tax has been paid.

In the event that this Note is collected by law or through an attorney at law, or under advice therefrom, the Maker agrees to pay all costs of collection, including reasonable attorneys’ fees actually incurred.  This Note shall be governed by the laws of the State of Delaware.

Given under the hand and seal of the undersigned, the date and year indicated above.

  DATED this 2nd day of June, 2017.

Bravo Multinational Incorporated

/s/

______________________________

By: Paul Parliament, President

                                                                                     Bravo Multinational Incorporated

Holder Endorsement: To be signed upon ‘Order to Convert’

/s/

________________________________________

By: Toghrol Dindoust – Date – June 2,2017

Order To Convert

The Promissory Note ‘Holder’, Toghrol Dindoust hereby instructs the ‘Maker’ to convert to common shares of the ‘Maker’, Bravo Multinational Incorporated, the Promissory Note dated June 2nd, 2017 with an original principle amount of twenty two thousand four hundred dollars US ($22,400) plus accrued interest of ZERO ($ 0 ) as per the terms of conversion as described in the Promissory Note, and to electronically deposit the shares into an account in the ‘Holders’ name at the transfer agent of the ‘Maker’ , Transfer Online Inc., located in Portland Oregan. The ‘Holder’ acknowledges that the shares are restricted as per Rule 144 of the Securities Act of 1933.

Dated and signed on June 2, 2017

/s/

_____________________________________________

‘Holder’: Toghrol Dindou

/s/

 _________________________________________________

Acknowledgment by ‘Maker’:

Paul Parliament, President

Bravo Multinational Incorporated